UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2024

BRUKER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-30833	04-3110160
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Manning Road

Billerica, MA 01821

(Address of principal executive offices, including Zip Code)

(978) 663-3660

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	BRKR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On May 29, 2024, Bruker Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc. and J.P. Morgan Securities LLC (the “Underwriters”), relating to an underwritten public offering (the “Offering”) of 6,000,000 shares (the “Firm Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”). The Underwriters agreed to purchase the Common Stock pursuant to the Underwriting Agreement at a price to the Underwriters of $67.29 per share (the “offering price”). Pursuant to the Underwriting Agreement, the Company also has granted the Underwriters the right to purchase from the Company up to an additional 900,000 shares of Common Stock (the “Option Shares” and, together with the Firm Shares, the “Shares”), exercisable within a 30-day period, at the offering price.

The Offering was made pursuant to an automatically effective registration statement on Form S-3 filed with the Securities and Exchange Commission (the “SEC”) on May 29, 2024 (File No. 333-279783) and a final prospectus relating to the Offering, filed with the SEC on May 31, 2024.

The Underwriting Agreement contains customary representations, warranties and covenants of the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties, and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates and were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by such parties. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is attached as Exhibit 1.1 hereto and is incorporated by reference herein.

A copy of the legal opinion, including the related consent, of Morgan, Lewis & Bockius LLP relating to the legality of the issuance and sale of the Shares in the Offering is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 8.01	Other Events

On May 29, 2024, the Company issued press releases announcing that it had launched and priced the Offering. Copies of the press releases are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description
1.1	Underwriting Agreement, dated May 29, 2024, by and among Bruker Corporation and BofA Securities, Inc. and J.P. Morgan Securities LLC
5.1	Opinion of Morgan, Lewis & Bockius LLP
23.1	Consent of Morgan, Lewis & Bockius LLP (included in Exhibit 5.1)
99.1	Press Release dated May 29, 2024
99.2	Press Release dated May 29, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUKER CORPORATION (Registrant)

Date: May 31, 2024	By:	/s/ GERALD N. HERMAN
Name: Gerald N. Herman
Title: Executive Vice President and Chief Financial Officer